SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) July 23, 1999
                                                        -------------



                         ADRENALIN INTERACTIVE, INC.
                         ---------------------------
           (Exact name of registrant as specified in its charter)



             Delaware                  0-27828              13-3779546
             --------                  -------              ----------
   (State or other jurisdiction      (Commission          (IRS Employer
        of incorporation)            File Number)       Identification No.)


              5301 Beethoven Street, Los Angeles, California   90066
              --------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:    (310) 821-7880
                                                       --------------

                  -----------------------------------------
        (Former name or former address, if changed since last report)















                             Exhibit Index on Page 5

ITEM 5.     OTHER EVENTS.

            On July 23, 1999, the Registrant consummated a loan transaction documented by a secured subordinated promissory note (the "Note") in which the Registrant loaned a principal amount of $500,000.00 to McGlen Micro, Inc. ("McGlen"). The Note was entered into pursuant to the terms of that certain Agreement and Plan of Merger ("Merger Agreement") among the Registrant, McGlen, George Lee, Mike Chen, and ACST Computers, Inc., a California corporation.

            Under the terms of the Note, the loan has a term of 366 days, but McGlen may repay the principal without penalty or premium. The outstanding principal amount of the loan will accrue interest at an annual rate equal to 8%. In the event of a default, the total amount outstanding becomes immediately due and payable in full at the Registrant's option. McGlen covenants to use the proceeds of the Note only for the purpose of working capital or for other corporate purposes, until the Note has been repaid. The Registrant and McGlen also entered into a security agreement which secures the Note with a junior security interest in favor of the Registrant in the assets of McGlen. The debt represented by the Note is subordinate and subject in right of payment to the prior payment in full in cash of the principal amount of any currently existing secured obligation of McGlen or its subsidiaries, and any future vendor/supplier accounts (similar to Synnex, Ingram Micor, IBM, etc.) which from time to time require a security interest in McGlen's assets, and all related interest, fees, expenses, refinancing thereof, and other amounts payable with respect thereto.

            In addition, the Registrant and the other parties to the Merger Agreement have entered into an amendment of the Merger Agreement (the "First Amendment") pursuant to which they have extended the termination date of the Merger Agreement from August 31, 1999 until October 31, 1999.

            The foregoing description of the Note and the First Amendment is qualified in its entirety by reference to the Note and the First Amendment, respectively, a copy of each which is attached hereto as an exhibit and incorporated herein by reference.

            Attached hereto as an exhibit is a press release announcing the transaction evidenced by the Note and the extension of the termination date under the Merger Agreement.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (C)   EXHIBITS

            2.1 First Amendment dated July 23, 1999 to that certain Agreement and Plan of Merger dated as of April 28, 1999, entered into by and among Adrenalin Interactive, Inc., a Delaware corporation (the "Parent"), Adrenalin Acquisition Corporation, a California corporation and a wholly owned subsidiary of the Parent ("Merger Sub"), McGlen Micro, Inc., a California corporation (the "Company"), George Lee, Mike Chen, and ACST Computers, Inc., a California corporation.

           10.1 Secured Subordinated Note, dated July 23, 1999 made by McGlen Micro, Inc. in favor of Adrenalin Interactive, Inc. in the principal amount of $500,000, payable on July 23, 2000.

           99.1   Press Release dated July 23, 1999 issued by the Registrant.

                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    ADRENALIN INTERACTIVE, INC.


July 23, 1999                        By: /s/ Jay Smith, III
                                         ____________________________
                                         Jay Smith, III, President and
                                         Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit                                                                  Page
-------                                                                  ----


 2.1      First Amendment to Agreement and Plan of Merger dated
          July 23, 1999.                                                   6

10.1 Secured Subordinated Note, dated July 23, 1999 made by McGlen Micro, Inc. in favor of Adrenalin Interactive, Inc. in the
          principal amount of $500,000, payable July 23, 2000.             9

99.1      Press Release dated July 23, 1999 issued by the Registrant.     18

                                                                    Exhibit 2.1
                                                                    -----------



               FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER



            This First Amendment dated July 23, 1999 ("First Amendment") to that certain Agreement and Plan of Merger ("Merger Agreement") dated as of April 28, 1999, entered into by and among Adrenalin Interactive, Inc., a Delaware corporation (the "Parent"), Adrenalin Acquisition Corporation, a California corporation and a wholly owned subsidiary of the Parent ("Merger Sub"), McGlen Micro, Inc., a California corporation (the "Company"), George Lee, Mike Chen, and ACST Computers, Inc., a California corporation (collectively, the "Principal Shareholders") (the Parent, the Merger Sub, the Company and the Principal Shareholders, collectively, the "Parties") with reference to the following facts:


            A. Pursuant to Section 11.4 of the Merger Agreement, the Parties desire to amend the Merger Agreement to extend the termination date of thereof.


            NOW, THEREFORE, IN CONSIDERATION OF the mutual promises set forth herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

      1. Amendment of the Merger Agreement/Extension of Time. The date set forth in Section 10.2(a) of the Merger Agreement is hereby changed to October 31, 1999.

      2. Ratification. Except as amended pursuant to this First Amendment, the Merger Agreement is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms.

      3. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.











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                                 Page 6 of 19

            IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed as of the date first written above.


                                   "PARENT"

                                   ADRENALIN INTERACTIVE, INC.,
                                   a California corporation


                                   By:   __________________________________
                                                  Jay Smith, III
                                             President and Chairman


                                   "MERGER SUB"

                                   ADRENALIN ACQUISITION CORPORATION,
                                   a California corporation


                                   By:   __________________________________
                                                  Jay Smith, III
                                                     President


                                   By:   __________________________________
                                                  Jay Smith, III
                                                     Secretary

                                   "THE COMPANY"

                                   MCGLEN MICRO INC., a California corporation


                                   By:   _________________________________
                                                    George Lee
                                                     President


                                   By:   _________________________________
                                                     Mike Chen
                                                     Secretary

                                   "THE PRINCIPAL SHAREHOLDERS"



                                   ---------------------------------------
                                                    George Lee
                                                   an Individual


                                   ---------------------------------------
                                                     Mike Chen
                                                   an Individual


                                   ACST COMPUTERS, INC.,
                                   a California corporation


                                   By:   __________________________________
                                                     Alex Chen
                                              President and Chairman

                                                                    Exhibit 10.1
                                                                    ------------


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.


                    SECURED SUBORDINATED CONVERTIBLE NOTE

$500,000                                                     Tustin, California
                                                                  July 23, 1999

            This Secured Subordinated Convertible Note (the "Note") between McGlen Micro, Inc., a California corporation (the "Maker"), and Adrenalin Interactive, Inc., a Delaware corporation (the "Payee"), is executed and delivered under and pursuant to the terms of that certain Agreement and Plan of Merger dated as of April 28, 1999 (the "Agreement) by and among the Maker, the Payee, Adrenalin Acquisition Corporation, a California corporation and a wholly-owned subsidiary of the Payee, George Lee, Mike Chen, and ACST Computers, Inc., a California corporation.

      1.    Payment.

            1.1 Promise to Pay. The Maker promises to pay to the order of the Payee, its successors and assigns, at 5301 Beethoven Street, Los Angeles, California 90066, the principal sum of five hundred thousand dollars ($500,000). The Maker also promises to pay interest at the rate and on the date set forth herein.

            1.2 Interest. Interest shall accrue on the outstanding principal amount loaned pursuant to this Note at an annual rate equal to 8%. Interest shall be due and payable on the Maturity Date, as defined below.

            1.3 Term. This Note shall mature 366 days from the date hereof (such date, the "Maturity Date"). If the Maturity Date falls on a non-business day (including weekends and nationally-recognized holidays), then payment shall be considered to be due and payable on the next succeeding business day and any extension of time shall be reflected in computing interest.

            1.4 Prepayment. This Note may be prepaid in whole or in part from time to time without penalty or premium. The amount of any prepayment shall be deducted from the amount of interest due on the principal as of the date of prepayment, and thereafter any remaining amount of such prepayment shall be deducted from the principal amount, and, subsequently, the remaining unpaid principal, if any, shall continue to accrue interest at an annual rate of 8% until the Maturity Date or otherwise prepaid.

      2. Security. This Note is secured by a security interest in the assets ("Assets") of Maker in favor of the Payee pursuant to that certain Security Agreement between the Maker and the Payee of even date herewith.

      3.    Subordination.

            3.1 Subordination to Senior Obligations. The Maker covenants and agrees, and by its acceptance hereof the Payee likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Section 4, this Note, and the payment of the principal of and interest hereunder (collectively, the "Subordinated Obligations"), are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of the principal amount of all Senior Indebtedness (defined as any currently existing secured obligations of Maker or its subsidiaries, and any future vendor/supplier accounts (similar to Synnex, Ingram Micro, IBM, etc.) which from time to time require a security interest in theMaker's assets, all related interest, fees, expenses, refinancings thereof, and other amounts payable with respect to any such Senior Indebtedness. This Section 3 shall be reinstated if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness or any agent of such holder. The holders of the Senior Indebtedness are third-party beneficiaries of the provisions of this Section 3 and are entitled to rely hereon. In furtherance of the subordination provisions of this Section 3, the Payee shall subordinate the Payee's security interest as set forth in this Section 3.1 to any security interest given to any future vendor/supplier of Maker (similar to Synnex, Ingram Micro, IBM, etc.).

            3.2 Payment Over of Proceeds Upon Dissolution. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Maker or its assets, or (b) any liquidation, dissolution or other winding up of the Maker, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any the marshaling of assets and liabilities of the Maker, then and in any such event:

            (x) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Indebtedness, before the Payee is entitled to receive any payment on account of the Subordinated Obligations;

            (y) any payment or distribution of assets of the Maker of any kind or character to which the Payee would be entitled but for the provisions of this Section 4 (other than any payment or distribution in the form of equity securities or other securities subordinated in right of payment to all Senior Indebtedness to the same extent as, or to a greater extent than, the Subordinated Obligations) shall be paid to the holders of Senior Indebtedness, to the extent necessary to make payment in full in cash of all Senior Indebtedness; and

            (z) in the event that, notwithstanding the foregoing provisions of this Section, the Payee shall have received any such payment or distribution (but excluding any payment of the character described in the parenthetical clause in the foregoing clause (y)) before all Senior Indebtedness is paid in full in cash, then such payment or distribution shall be held in trust for the holders of the Senior Indebtedness and paid over or delivered forthwith for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

      If the Payee fails to file claims or proofs of claim in any proceeding of the type referred to in the first sentence of this Section 3.2 earlier than 10 days prior to the deadline for any such filing, the Payee hereby appoints the holders of the Senior Indebtedness as its attorney (i) to file such claims or proofs of claim and/or (ii) if the Payee fails to vote any such claim at least 10 days prior to the expiration of the time to vote such claim, to vote such claim; provided, that the Senior Indebtedness shall have no obligation to file and/or vote any such claim.

            3.3   Not Payment in Certain Circumstances.

                  (a) In the event that any payment of principal of or interest on the Senior Indebtedness is not paid when due, whether at stated maturity, by mandatory prepayment, by acceleration or otherwise ("Payment Default"), then no payment shall be made by the Maker, or accepted by the Payee, on account of the Subordinated Obligations, unless and until such payment shall have been made or such Payment Default is waived in accordance with the terms of the Senior Indebtedness.

                  (b) In the event that any event of default other than a Payment Default (each a "Non-Payment Default") has occurred and is continuing and the Maker shall have received written notice of such Non-Payment Default (a "Blockage Notice") from the holders of the Senior Indebtedness, then no payment shall be made by the Maker, or accepted by the Payee, or account of the Subordinated Obligations during the period commencing on the date the Maker received such Blockage Notice and ending on the earlier of (A) the date 180 days thereafter and (B) the date on which such Non-Payment Default has been cured or waived; provided, that (Y) in any 365 consecutive day period, irrespective of the number of defaults with respect to Senior Indebtedness during such period, Blockage Notices may be in effect for no more than 180 days in the aggregate and
(Z) a Non-Payment Default or event which, with the giving of notice and/or lapse of time, would become a Non-Payment Default which existed on the date of the commencement of any such blockage period may be used as the basis for any subsequent Blockage Notice unless such Non-Payment Default or event, as the case may be, shall in the interim have been cured or waived for a period of not less than 90 consecutive days.

                  (c) The failure of the Maker to make any payment with respect to the Subordinated Obligations by reason of the operation of this Section 3.3 shall not be construed as preventing the occurrence of a default hereunder. Immediately upon the expiration of any period under this Section 3.3 during which no payment may be made on account of the Subordinated Obligation, the Maker may resume making any and all payments on account of the Subordinated Obligations (including any payment of principal, interest or any other amount missed during such period), which payment (if so made in full) shall be deemed to have cured, and the Payee shall be deemed to have waived, any default which may arise on account of any such missed payment.

                  (d) In the event that, notwithstanding the foregoing, the Payee shall have received any payment prohibited by this Section 3.3, then and in such event such payment shall be held in trust for the holders of the Senior Indebtedness and paid over and delivered forthwith to the agent for the holders of the Senior Indebtedness for application to the Senior Indebtedness remaining unpaid.

            3.4 Subrogation to Rights of Holders of Senior Indebtedness. Subject to the payment in full in cash of all Senior Indebtedness, the Payee shall be subrogated to the rights of the holders of the Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and interest on this Note shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Payee would be entitled except for the provisions of this Section 3, and no payments pursuant to the provisions of this Section 3 to the holders of Senior Indebtedness by the Payee shall, as among the Maker, its creditors (other than holders of Senior Indebtedness), and the Payee be deemed to be a payment or distribution by the Maker to or on account of the Senior Indebtedness.

            3.5 Provisions Solely to Define Relative Rights. The provisions of this Section 3 are made and are intended solely for the purpose of defining the relative rights of the Payee on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Section 3 or elsewhere in this Note is intended to or shall impair, as among the Maker and the Payee, the obligation of the Maker, which is absolute and unconditional, to pay to the Payee the principal of and interest under this Note as and when the same shall become due and payable.

            3.6 No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Maker or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Maker with the terms, provisions and covenants of this Note, regardless of any knowledge thereof any such holder may have or be otherwise charged with. Without in any way limiting the generality of the foregoing sentence, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Payee, without incurring responsibility to the Payee and without impairing or releasing the subordination provided in this Section 3 or the obligations hereunder of the Payee to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; and (c) exercise or refrain from exercising any rights against the Maker and any other person.

            3.7 Limitation on Rights and Remedies: Notice of Exercise of Remedies. Notwithstanding anything contained herein to the contrary, for any period during which the Payee shall be blocked from receiving payments pursuant to Section 3.3 hereof (but in no event exceeding 90 days), the Payee shall not
(i) accelerate any portion of the Subordinated Obligation, (ii) initiate any judicial proceeding or action to collect any portion of the Subordinated Obligation, or (iii) initiate any case, proceeding or other action in respect of the Maker of the type referred to in clause (a) or (b) of clause (b) (each a "Proceeding") hereof unless, prior to the expiration of such period, (i) the holders of the Senior Indebtedness shall take any such action in respect of the Senior Indebtedness or (ii) the Senior Indebtedness and/or the Subordinated Obligations shall have become automatically due payable in accordance with their respective terms.

      4. Maker's Covenant Re Use of Proceeds. The Maker agrees that until all indebtedness represented hereby has been paid, the Maker will use the proceeds of this Note for the purpose of working capital or other corporate purposes.

      5. Events of Default. The occurrence of any of the following events shall constitute an Event of Default:

            5.1 Failure to Pay Principal or Interest. Failure to pay any principal or interest when due hereunder.

            5.2 Breach of Maker's Covenants. The breach by Maker of any covenant or other term or condition of this Note and continuance thereof for a period of ten (10) days after written notice to the Maker from Payee.

            5.3 Insolvency, Receiver or Trustee.  If the Maker shall:

                (a) make an assignment for the benefit of creditors;

                (b) apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business or if such a receiver or trustee otherwise shall be appointed; or

                (c) admit in writing its inability to pay its debts as they mature.

            5.4 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by the Maker or shall be instituted against the Maker and shall not have been vacated by appropriate order of a court within thirty days of being instituted.

            5.5 Default on Other Loan Agreements. Except as may be limited below, failure to pay when due any other material obligation, or obligations which in the aggregate are material, for money borrowed or allow any event of default or default under any other agreement involving the borrowing of money or the advance of credit, if such event of default or default gives the holder or holders of the obligation or obligations the right to accelerate the indebtedness.

            5.6 Assignment by the Maker Without Consent. Except as contemplated in the Merger Agreement entered into between the Maker and the Payee, assignment of any of the Maker's obligation hereunder, with an assignment for purposes of this Section 5 being deemed to include an assignment by operation of law, a change of control of the Maker, or a sale by the Maker of all or substantially all of its assets, unless such assignment has been consented to by the Payee in writing.






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                                 Page 14 of 19

            Upon the occurrence of any Event of Default, the outstanding balance and other amounts payable by the Maker under this Note shall, at the option of the Payee, become immediately due and payable in full (except in the case of any Event of Default of the types described in paragraphs 5(c) and 5(e) above, in which case all amounts outstanding hereunder shall automatically become due and payable in full), and the holder hereof may proceed to collect all amounts payable hereunder or in connection herewith, by suit at law or in equity or otherwise, all remedies being cumulative and not in lieu of any other remedies.

      6.    Miscellaneous.

            6.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Payee hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

            6.2 Amendment and Consent. The term "Note" or "this Note" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed or if later amended or supplemented, then, as so amended or supplemented. This Note may be amended only by a writing executed by the Maker and consented to by the Payee.

            6.3 Assignability. This Note shall be binding upon the Maker, its successors and assigns, and shall inure to the benefit of the Payee, and any successors and assigns of the Payee.

            6.4 Waivers. The Maker hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable law.

            6.5 Cost of Collection. If default is made in the payment of this Note or should any other Event of Default occur, the Maker shall pay all of the Payee's costs of collection, including reasonable attorneys' fees.

            6.6   GOVERNING LAW.  THIS NOTE SHALL BE DELIVERED TO
AND ACCEPTED BY PAYEE IN THE STATE OF CALIFORNIA, AND SHALL BE






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                                 Page 15 of 19

GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS THEREOF.

            6.7 Notices. Any notice given or required to be given hereunder shall be sufficient if in writing, or sent by facsimile transmission and by same day or overnight courier service (with proof of service), or hand-delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:


            If to the Maker:  McGlen Micro, Inc.
                              3002 Dow Avenue, Suite 212
                              Tustin, CA 92780
                              Attn: George Lee, President
                              Fax:  (714) 918-1951
                              Phone: (949) 851-8078

            With a copy to:   Boyd & Chang, LLP
                              19900 MacArthur Boulevard
                              Suite 660
                              Irvine, CA 92612
                              Attn: Patrick R. Boyd, Esquire
                              Fax: (949) 851-0159
                              Phone: (949) 851-9800

            If to the Payee:  Adrenalin Interactive, Inc.
                              5301 Beethoven Street
                              Suite 255
                              Los Angeles, CA 90066
                              Attn: Jay Smith, III, President
                              Fax: (310) 821-4251
                              Phone: (310) 821-7880

            With a copy to:   Sheppard, Mullin, Richter & Hampton, LLP
                              333 South Hope Street
                              48th Floor
                              Los Angeles, CA 90071
                              Attn: Jon W. Newby, Esquire
                              Fax: (213) 620-1398
                              Phone: (213) 620-1780

            IN WITNESS WHEREOF, the Maker has caused this Note to be signed in its name by its duly authorized officers.

DATED: July 23, 1999.

                                   McGLEN MICRO, INC.,
                                   a California corporation



                                   By:   _______________________________
                                                   George Lee
                                                    President


                                   By:   _______________________________
                                                    Mike Chen
                                                    Secretary






























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


                                                                    Exhibit 99.1
                                                                    ------------


                                          FOR IMMEDIATE RELEASE

CONTACT:                                  Stephen D. Axelrod, CFA
                                          Nancy S. L. Block
Jay Smith, CEO                            Allen Salzberg (Media)
ADRENALIN INTERACTIVE INC.                WOLFE AXELROD ASSOCIATES
(310) 821-7880, (310) 821-4251 fax        (212) 370-4500, (212) 370-4505 fax
e-mail- jsmith@adrenalin.corn             e-mail: steve@woifeaxelrod.com
http://www.adrenalin.com

      ADRENALIN INTERACTIVE AGREES TO LOAN A PORTION OF ITS NEW FUNDING TO
                             MCGLEN PRIOR TO THEIR MERGER

Los Angeles, CA, July 26,1999 --- Adrenalin Interactive Inc. (NASDAQ: ADRN) announced today that as part of its merger plans with McGlen Micro Inc., it has loaned a portion of the new capital received in the recently announced $2 million financing. McGlen will use these funds for equipment and customer service infrastructure to support the continued growth of the McGlen.com E-commerce web site.

The funds for McGlen will be provided in the form of a secured, interest-bearing loan until completion of the merger. Please refer to the Form 8-K to be filed with the Securities and Exchange Commission for a description of the loan terms.

Jay Smith, President of Adrenalin, said, "We are very pleased that the $2 million financing process has been successful. The sharing of a portion of this new capital with McGlen marks a dramatic step toward the completion of our merger. We believe that the merger will be completed within the next three months, and have extended the existing merger agreement appropriately."

George Lee, President of McGlen Micro, said, "This funding is a significant milestone in the merger process with Adrenalin. Even without a significant capital infusion, we have more than doubled our revenue from last year, to our current annualized revenue rate of $30 million. We are looking forward to the combination between the companies and the new access to capital, which will support our continued growth."

                        ------------------------------

Adrenalin Interactive Inc. develops and licenses Internet games for the World Wide Web, entertainment titles for personal computers, and console video games for Sony, Nintendo and Sega. Adrenalin also develops and licenses electronic toys, particularly interactive, Web-powered toys that are refreshed from a PC via the Internet. Adrenalin creates interactive television games for digital set-top boxes and publishes or licenses certain PC games in 24 countries and 15 languages.






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                                                                     - More -

McGlen Micro Inc. is a private company that provides E-commerce services and products for a wide range of computer related categories. McGlen Micro has a unique consumer interface and software technology that is popular with mass-market consumers. In March 1999, McGlen Micro acquired a similar company, Access Micro Inc., dba AMT Component, Inc. The offices are located in Tustin, CA.

This release contains certain forward-looking statements, which involve known and unknown risks, uncertainties or other factors not under the Company's control, which may cause actual results, performance or achievements of the Company to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include, but are not limited to, those detailed in the Company's periodic filings with the Securities and Exchange Commission.

The statements set forth above with respect to the proposed merger, the benefits thereof and the potential growth of the combined company are forward looking statements within the meaning of that term in the Private Securities Litigation Reform Act of 1995. As such, they are inherently uncertain and should not be unduly relied upon. As to the consummation of the proposed acquisition, uncertainties include the ability of the parties to negotiate definitive agreements, completion of satisfactory due diligence by both parties, the receipt of regulatory approvals, the receipt of approval by Adrenalin's shareholders, the satisfaction of other conditions to closing and other uncertainties normally associated with the consummation of business acquisitions, As to the hoped for benefits of the acquisition and potential future growth, uncertainties include the ability to successfully integrate the companies' businesses, technologies and management, the availability of sufficient capital to expand the businesses, customer acceptance on new products, competition and other uncertainties associated with integrating businesses after acquisitions and growth.

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